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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                     September 22, 2005 (September 20, 2005)



                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

-------------------------- -------------------------- --------------------------
        DELAWARE                    0-23317                   06-1411336
-------------------------- -------------------------- --------------------------
 (State of Incorporation)   (Commission File Number)        (IRS Employer
                                                         Identification Number)
-------------------------- -------------------------- --------------------------

                             610 Professional Drive
                          Gaithersburg, Maryland 20879
                    (Address of principal executive offices)

                                 (301) 987-1700
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2.       FINANCIAL INFORMATION

Item 2.06.       Material Impairments

On September 22, 2005, Gene Logic Inc. issued a press release announcing that there will be an impairment of the goodwill related to its nonclinical services subsidiary. The amount of the impairment has not yet been determined. It is not expected that the impairment charge will result in any future cash expenditures.

A copy of the Company's press release is attached hereto as Exhibit 99.1, and its contents are incorporated herein by reference.


SECTION 8.       OTHER EVENTS

Item 8.01.       Other Events

As stated in the press release referred to above, the Registrant is reviewing the impact of decreased revenue expectations in the Labs business on its 2005 financial guidance issued in a press release dated March 17, 2005 and may update its guidance in connection with its third quarter 2005 financial results.


SECTION 9.       FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.       Financial Statements and Exhibits.


(c)    Exhibits

Exhibit Number             Description
---------------------    -------------------------------------------------------

      99.1                 Press Release issued by Gene Logic Inc. dated
                           September 22, 2005.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Gene Logic Inc.


                                               By: /s/ Philip L. Rohrer Jr.
                                                   -----------------------------
                                                       Philip L. Rohrer, Jr.
                                                       Chief Financial Officer


Dated: September 22, 2005




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                                  EXHIBIT INDEX



Exhibit Number             Description
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      99.1                 Press Release issued by Gene Logic Inc. dated
                           September 22, 2005.




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